UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

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The Advisory Board Company

(Name of Registrant as Specified In Its Charter)

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THE ADVISORY BOARD COMPANY

The Watergate
600 New Hampshire Avenue, NW
Washington, DC 20037
(202) 672-5600

Dear Stockholders:

      On behalf of the Board of Directors and management, I invite you to attend the Annual Meeting of Stockholders of The Advisory Board Company to be held at our offices at The Watergate, 600 New Hampshire Avenue, NW, Washington, DC, 20037, on February 25, 2004, at 10:00 a.m. local time.

      The Notice of Meeting and Proxy Statement accompanying this letter describe the specific business to be acted upon.

      In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions of general interest to the stockholders.

      It is important that your shares be represented at the meeting. Whether or not you plan to attend in person, you are requested to mark, sign, date and promptly return the enclosed Proxy Card in the envelope provided.

Sincerely,

Frank J. Williams
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

THE ADVISORY BOARD COMPANY

The Watergate
600 New Hampshire Avenue, NW
Washington, DC 20037
(202) 672-5600

January 12, 2004

Dear Stockholders:

      We are notifying you that the Annual Meeting of Stockholders (the “Meeting”) of The Advisory Board Company will be held at our offices at The Watergate, 600 New Hampshire Avenue, NW, Washington, DC, 20037, on February 25, 2004, at 10:00 a.m. local time. Only stockholders of record at the close of business on December 29, 2003 are entitled to vote at the Meeting. At the Meeting we will ask stockholders to act on the following matters:

1.	Elect seven directors.

2.	Ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending March 31, 2004.

3.	Transact any other business that is properly presented at the Meeting or any adjournment or postponement thereof.

      Each of these matters is described in more detail in the enclosed Proxy Statement. We have also enclosed a copy of our Annual Report for the fiscal year ended March 31, 2003. Please use this opportunity to take part in The Advisory Board Company’s affairs by voting your shares.

      Whether or not you plan to attend the Meeting, please complete, sign and date the enclosed Proxy Card and return it in the envelope provided.

Sincerely,

David L. Felsenthal
Chief Financial Officer, Secretary and Treasurer

2003 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

TABLE OF CONTENTS

Information About the Meeting, Voting and Proxies	1

Date, Time and Place of Meeting	1

Record Date, Outstanding Shares and Quorum	1

Voting Rights and Voting of Proxies	1

Solicitation and Voting of Proxies	1

Expenses of Solicitation	1

Revocation of Proxies	2

PROPOSAL NO. 1 Election of Directors	2

Vote Required for Approval	2

Directors / Nominees	2

Board of Directors Meetings, Committees and Compensation	4

PROPOSAL NO. 2 Ratify the Appointment of Ernst & Young LLP as Independent Auditors for the Fiscal Year Ending March 31, 2004	5

Vote Required for Approval	6

Audit Committee Report	6

Change in Independent Auditors	6

Independent Auditors Fees and Services	7

Security Ownership of Certain Beneficial Owners and Management	8

Executive Officers	9

Executive Compensation	10

Summary Compensation Table	10

Option Grants in Fiscal 2003	11

Option Exercises in Fiscal 2003 and Fiscal Year-End Option Values	11

Equity Compensation Plan Information	11

Compensation Committee Report on Executive Compensation	12

General Compensation Practices for Officers	12

Compensation of the Chief Executive Officer	12

Deductibility of Executive Compensation in Excess of $1.0 Million	13

Employment Contracts, Termination of Employment and Change of Control Arrangements	13

Option Plans	13

Employment Arrangements	13

Stock Performance Graph	15

Certain Relationships and Related Transactions	15

Other Matters	16

Next Annual Meeting and Stockholder Proposals	16

Section 16(a) Beneficial Ownership Reporting Compliance	16

Delivery of Documents to Stockholders Sharing an Address	16

Other Business	17

Appendix A — Audit Committee Charter	A-1

Appendix B — Governance Committee Charter	B-1

PROXY STATEMENT

INFORMATION ABOUT THE MEETING, VOTING AND PROXIES

Date, Time and Place of Meeting

      Our Board of Directors is asking for your proxy for use at our Annual Meeting of Stockholders (the “Meeting”) to be held at our offices at The Watergate, 600 New Hampshire Avenue, NW, Washington, DC, 20037, on February 24, 2004, at 10:00 a.m. local time and any adjournment or postponement of the Meeting. We are initially mailing this Proxy Statement and proxy to our stockholders on or about January 12, 2004.

Record Date, Outstanding Shares and Quorum

      Only holders of record of our common stock at the close of business on December 29, 2003 (the “Record Date”) will be entitled to vote at the Meeting. On the Record Date, we had 15,775,565 shares of common stock outstanding and entitled to vote. If a majority of the shares outstanding on the Record Date are present at the Meeting, either in person or by proxy, we will have a quorum at the Meeting. Any shares represented by proxies that are marked for, against or to abstain from voting on a proposal will be counted as present in determining whether we have a quorum. If a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, the shares held by that record holder (referred to as “broker non-votes”) will also be counted as present in determining whether we have a quorum, but will not be counted or entitled to vote on that particular matter.

Voting Rights and Voting of Proxies

      Holders of our common stock are entitled to one vote for each share they held as of the Record Date. Cumulative voting for directors is not permitted. Directors will be elected by a plurality of the votes cast by the shares of common stock present at the Meeting (either in person or by proxy), which means that the seven nominees with the most votes will be elected. Approval of Proposal No. 2 requires approval by the holders of a majority of the shares of common stock present at the Meeting (either in person or by proxy). Abstentions and broker non-votes will not have an effect in determining the number of shares voted.

Solicitation and Voting of Proxies

      The Proxy Card included with this Proxy Statement is solicited by our Board of Directors for use at the Meeting. You can submit your Proxy Card by mailing it in the envelope provided. If your Proxy Card is properly completed and received, and is not revoked before the Meeting, your shares will be voted at the Meeting according to the instructions indicated on your Proxy Card. Proxies will extend to, and be voted at, any adjournment or postponement of the Meeting. If you sign and return your Proxy Card but do not give any voting instructions, your shares will be voted in favor of the election of each of the director nominees listed in Proposal No. 1 below and in favor of Proposal No. 2. As far as we know, no other matters will be presented at the Meeting. However, if any other matters of business are properly presented, the proxy holder named on your Proxy Card is authorized to vote the shares represented by your Proxy Card according to his judgment.

Expenses of Solicitation

      We will pay the costs of preparing, printing and mailing this Notice of Annual Meeting of Stockholders and Proxy Statement, the enclosed Proxy Card and our 2003 Annual Report. We will also reimburse brokerage firms and others for reasonable expenses incurred by them in connection with their forwarding of proxy solicitation materials to beneficial owners. The solicitation of proxies will be conducted primarily by mail, but may also include telephone, facsimile or oral communications by our directors, officers or regular employees acting without special compensation.

Revocation of Proxies

      If you submit the enclosed Proxy Card, you may revoke it at any time before voting takes place at the Meeting. There are three ways you can revoke your proxy: (1) deliver to the Secretary of the Company a written notice, dated later than the Proxy Card you want to revoke, stating that the proxy is revoked; (2) deliver to the Secretary of the Company a signed Proxy Card dated later than the proxy you want to revoke; or (3) attend the Meeting and vote in person. For this purpose, communications to the Secretary of the Company should be addressed to David L. Felsenthal, Chief Financial Officer, Secretary and Treasurer, The Advisory Board Company, The Watergate, 600 New Hampshire Avenue, NW, Washington, DC, 20037, and must be received before the time that the Proxy Card you wish to revoke is voted. Please note that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a previously submitted Proxy Card, you must contact that entity. If your shares are held of record by a broker, bank or other nominee and you wish to vote at the Meeting, prior to the Meeting you must obtain from that entity a Proxy Card covering the shares you beneficially own.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

      Our Board of Directors currently has seven members. At the Meeting, we will nominate the seven current directors for re-election to the Board of Directors. Each of the nominees has consented to serve if elected and we are not aware of any nominee who is unable or unwilling to serve. However, if any nominee is unable or unwilling to serve, the proxy holder named on your Proxy Card may decide to vote the shares represented by your Proxy Card for any substitute nominee or the Board of Directors may determine not to nominate a substitute and may reduce the size of the Board.

Vote Required for Approval

      Directors will be elected by the affirmative vote of a plurality of the shares present at the Meeting, which means that the seven nominees who receive the most votes will be elected. Your proxy will be voted “for” each of these seven nominees unless your proxy is marked to withhold authority to vote for any or all of them.

Directors/Nominees

      The following table shows the Company’s nominees for election to the Board of Directors. Each of the nominees currently serves as a director. Each nominee, if elected, will serve until the next annual meeting of stockholders and the election and qualification of a successor, or until his or her earlier death, resignation or removal.

			Director
Name of Director Nominee	Age	Principal Occupation	Since

Jeffrey D. Zients	37	Investment Management	2001

Frank J. Williams	37	Chief Executive Officer, The Advisory Board Company	2001

Marc N. Casper *	35	Senior Vice President, Thermo Electron Corporation	2003

Michael A. D’Amato	50	Investment Management	2001

Kelt Kindick *	48	Chief Financial Officer, Commonwealth of Massachusetts	2001

Joseph E. Laird, Jr. *	58	Chairman and Chief Executive Officer, Laird Squared LLC	2001

LeAnne M. Zumwalt *	45	Vice President, DaVita, Inc.	2001

*	Indicates the Director nominee is independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards as determined by the Board of Directors.

The Board of Directors recommends a vote FOR the election of each of the nominated directors.

      Jeffrey D. Zients joined us in 1992, served as Chief Executive Officer from July 1998 until June 2001 and became our Chairman of the Board in June 2001. Mr. Zients also served as the Chief Operating Officer of DGB Enterprises from 1997 through 2003. Prior to July 1998, Mr. Zients held various positions with us, including Chief Operating Officer from 1996 to July 1998. From the time of our spin-off of The Corporate Executive Board Company until April 2001, Mr. Zients was a director of The Corporate Executive Board Company, and was Chairman of the Board of The Corporate Executive Board Company from January 2000 to April 2001. Prior to joining us, Mr. Zients was employed at Mercer Management Consulting and Bain & Company. Mr. Zients received a B.S. from Duke University.

      Frank J. Williams joined us in September 2000 as an Executive Vice President and has been our Chief Executive Officer and a director since June 2001. From June 2000 through January 2001, Mr. Williams was also the President of an affiliated company, eHospital NewCo Inc., focused on developing and delivering health care content to patients and providers via the internet. From May 1999 to May 2000, Mr. Williams served as the President of MedAmerica OnCall, a provider of outsourced services to physician organizations, hospitals, and managed care entities. Mr. Williams also served as a Vice President of Vivra Incorporated and as the General Manager of Vivra Orthopedics, an operational division of Vivra Specialty Partners, a private health care services and technology firm. Earlier in his career, Mr. Williams was employed by Bain & Company. Mr. Williams received a B.A. from University of California, Berkeley, and an M.B.A. from Harvard Business School.

      Marc N. Casper has served on our Board of Directors since February 2003. Mr. Casper is Senior Vice President of Thermo Electron Corporation, which provides instrumentation and services to the pharmaceutical, biotechnology and industrial laboratory markets. Previously, Mr. Casper served as President, Chief Executive Officer and Director of Kendro Laboratory Products, which produces sample preparation and processing equipment. In 1997, Mr. Casper joined Dade Behring, Inc., which provides products and systems serving the global clinical diagnostics market, as Executive Vice President for Europe, Asia and Intercontinental. He was promoted to President-Americas in 1999. Mr. Casper started his career with Bain & Company as a strategy consultant and later joined Bain Capital, a leading leveraged-buyout firm. Mr. Casper is a member of the board of directors of the Analytical and Life Science Systems Association. Mr. Casper received a B.A. from Wesleyan University, and an M.B.A. from Harvard Business School.

      Michael A. D’Amato served as our Executive Vice President from July 1998 to June 2001, and as our Chief Financial Officer from 1996 until July 1998. He has been a director since June 2001. From 1997 through 2003, Mr. D’Amato also served as the Chief Financial Officer of DGB Enterprises, and was the Chief Financial Officer of The Corporate Executive Board Company from October 1997 until November 1998. Mr. D’Amato was also a member of the board of directors of The Corporate Executive Board Company from July 1998 until November 12, 2001. Mr. D’Amato was a partner at Bain & Company from 1982 to 1995. Mr. D’Amato received a B.S. from Massachusetts Institute of Technology and an M.B.A. from Harvard Business School.

      Kelt Kindick has been a director since November 2001. Mr. Kindick is presently Chief Financial Officer of the Commonwealth of Massachusetts. In addition, he serves as a Director at Bain & Company, a privately held management consulting firm. Mr. Kindick joined Bain & Company in 1980, was elected partner in 1986, served as Managing Director of the firm’s Boston office from 1991 to 1996 and as Chairman of the firm’s executive committee from 1998 to 1999. Mr. Kindick received a B.A. from Franklin & Marshall College and an M.B.A. from Harvard Business School.

      Joseph E. Laird, Jr. has been a director since November 2001. Mr. Laird is presently the Chairman and Chief Executive Officer of Laird Squared, LLC, an investment banking company serving the database information services industry. From 1989 to 1998, Mr. Laird was a Managing Director of Veronis, Suhler & Associates, a leading specialty merchant bank that serves the media and information industries.

From 1975 to 1989, Mr. Laird held a variety of positions, including senior securities analyst and investment strategist, for PaineWebber Mitchell and Hambrecht & Quist. Mr. Laird serves on the board of directors of FactSet Research Systems, a publicly held financial information services database integrator. Mr. Laird received an A.B. from Franklin & Marshall College and an M.B.A. from the Wharton School of Business at the University of Pennsylvania.

      LeAnne M. Zumwalt has been a director since November 2001. Ms. Zumwalt is presently a Vice President of DaVita, Inc., a publicly held provider of dialysis services. From 1997 through 1999, Ms. Zumwalt was the Chief Financial Officer of Vivra Specialty Partners, a privately held health care services and technology firm. From 1991 to 1997, Ms. Zumwalt held several executive positions, including Chief Financial Officer and Treasurer, with Vivra Incorporated, a publicly held provider of dialysis services. Ms. Zumwalt also served on the board of directors of Vivra Incorporated from 1994 to 1997. Prior to joining Vivra Incorporated, Ms. Zumwalt was with Ernst & Young LLP for ten years. Ms. Zumwalt received a B.S. from Pacific Union College.

Board of Directors Meetings, Committees and Compensation

      During fiscal 2003, the Board of Directors met six times and took action by unanimous written consent four times without a meeting. All directors attended 75% or more of the meetings of the Board and of the committees on which they served. Three members of the Board attended last year’s annual meeting of the stockholders. During fiscal 2003, the Board had three committees — an Audit Committee, a Compensation Committee and a Governance Committee, each operating under a written charter adopted by the Board of Directors.

      Audit Committee. The members of our Audit Committee are Ms. Zumwalt, Mr. Casper and Mr. Kindick. Ms. Zumwalt serves as chair of the committee. The Audit Committee, among other things, makes recommendations to the Board of Directors concerning the engagement of independent public accountants, monitors and reviews the activities of our independent accountants, and reviews the adequacy of our accounting and financial controls as reported by management and the independent auditors. The Audit Committee operates under a written charter that has been adopted by the Board, a copy of which is attached as Appendix A to this proxy statement. Each member of the Audit Committee is independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The Audit Committee met six times during fiscal 2003.

      Compensation Committee. The members of our Compensation Committee are Mr. Casper, Mr. Kindick and Mr. Laird. Mr. Laird serves as chair of the committee. The Compensation Committee, among other things, reviews salaries, benefits and other compensation, including stock-based compensation, of directors, officers and other key employees, makes recommendations to the Board of Directors regarding compensation issues, and administers our stock option and stock incentive plans. The Compensation Committee operates under a written charter that has been adopted by the Board. The Compensation Committee met three times during fiscal 2003. Each member of the Compensation Committee is independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards.

      The Board of Directors or, to the extent authorized by the Board, the Compensation Committee, sets directors’ compensation under The Advisory Board Company Directors’ Stock Plan and such other arrangements as are deemed to be appropriate. Upon joining our Board of Directors, directors who were not otherwise Company employees received a one-time grant of options to purchase 40,416 shares of common stock. Upon joining our Board of Directors, the Chairman of our Board of Directors received a one-time grant of options to purchase 60,624 shares of common stock. Non-employee directors also receive a grant of options to purchase 10,000 shares of common stock annually and a $15,000 annual retainer. The Chairman of the Board of Directors receives a grant of options to purchase 20,000 shares of common stock annually and a $30,000 annual retainer. Directors who are also employees in other capacities do not receive additional compensation for their service on the Board of Directors. Compensation paid to Mr. Williams for fiscal 2003 is described in the section of this Proxy Statement entitled “Executive

Compensation.” We reimburse each director for his or her reasonable out-of-pocket expenses for attending Board of Directors meetings.

      Governance Committee. The members of our Governance Committee are Mr. Casper, Mr. Kindick, Mr. Laird and Ms. Zumwalt. Mr. Kindick serves as chair of the committee. The Governance Committee is charged with responsibility for developing and implementing our corporate governance guidelines and, among other things, makes recommendations to the Board of Directors regarding the composition of the Board and its committees, assesses director independence and board effectiveness, identifies qualified individuals to become board members, and recommends to the Board of Directors the selection of director nominees. The Governance Committee operates under a written charter that has been adopted by the Board of Directors, a copy of which is attached as Appendix B to this proxy statement. Each member of the Governance Committee is independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The Governance Committee, which was formed in December 2002, met once in the fiscal year ending March 31, 2003.

      Throughout the year, the Governance Committee reviews the performance of incumbent directors, leads the search for individuals qualified to become members of the Board of Directors, identifies potential nominees, evaluates the qualifications of all nominees and provides recommendations of potential qualified director nominees for approval by the stockholders at the annual meeting. The Governance Committee identifies potential nominees based upon suggestions from members of the Governance Committee, members of the Board of Directors, stockholders and by other means, and evaluates such persons as a committee. The Governance Committee evaluates potential nominees by examining, among other things, their qualifications, background information, references and relevant experience. As far as qualifications for potential director nominees, the Governance Committee selects individuals who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment throughout their careers and who will be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders. The Governance Committee will consider nominees for director recommended by stockholders upon submission in writing to the Secretary of the names of such nominees and all supporting information relating to such persons, including their qualifications for service as a director of the Company. All nominees properly submitted to the Secretary will be evaluated and considered by the members of the Governance Committee using the same criteria as nominees identified by the Governance Committee itself.

      Stockholder — Director Communications. Anyone who wishes to contact the Company’s Board of Directors may communicate with the directors by sending an e-mail, submitting a communication in writing, or calling a telephone number. The appropriate addresses and telephone number are published on the Company’s website under the headings “About Us” and “Contact Us”. When sending an e-mail or submitting a written communication, stockholders must indicate clearly the director or directors to whom the communication is being sent so that each communication may be relayed to the appropriate director. The Board of Directors currently is exploring various methods to provide stockholders with a means of communicating directly with members of the Board of Directors and the various committees.

PROPOSAL NO. 2

RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS
INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2004

      We have selected Ernst & Young LLP as our independent auditors to perform the audit of the Company’s financial statements for the fiscal year ending March 31, 2004, and we are asking stockholders to ratify our selection. If the stockholders fail to ratify the selection of Ernst & Young LLP, that fact will be taken under advisement by the Audit Committee in determining whether to retain Ernst & Young LLP and whether to select them in future years. Representatives from Ernst & Young LLP are expected to be present at the Meeting. They will have the opportunity to make a statement at the Meeting if they wish to do so, and they will be available to respond to appropriate questions from stockholders.

Vote Required for Approval

      Ratification of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending March 31, 2004 requires the affirmative vote of a majority of the shares present and entitled to vote at the Meeting.

The Board of Directors recommends a vote FOR ratification of the appointment of

Ernst & Young LLP as independent auditors for the fiscal year ending March 31, 2004.

AUDIT COMMITTEE REPORT

      The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent auditors are responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements to accounting principles generally accepted in the United States of America.

      The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors. The Audit Committee serves a board-level oversight role where it receives information from, consults with and provides its views and directions to management and the independent auditors on the basis of the information it receives and the experience of its members in business, financial and accounting matters.

      In this context, the Audit Committee reviewed and discussed with management and the independent auditors the audited financial statements for the fiscal year ended March 31, 2003 (the “Audited Financial Statements”). The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management.

      Following the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2003, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE MEMBERS

LeAnne M. Zumwalt, Chair
Marc N. Casper
Kelt Kindick

CHANGE IN INDEPENDENT AUDITORS

      On June 7, 2002, upon the recommendation of our Audit Committee, the Board of Directors dismissed Arthur Andersen LLP as our independent auditors and appointed Ernst & Young LLP to serve as our independent auditors for fiscal 2003. On June 17, 2002, our Audit Committee authorized Ernst & Young LLP to re-audit our financial statements and schedule as of and for the fiscal year ended March 31, 2002. We filed a current report on Form 8-K with the SEC on June 14, 2002, which included a notification that the change was effective on June 7, 2002.

      Arthur Andersen LLP’s reports on our financial statements for each of the two fiscal years ending March 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

      During each of our two fiscal years ending March 31, 2002 and 2001 and the subsequent interim period preceding the dismissal of Arthur Andersen LLP, there were: (i) no disagreements with Arthur

Andersen LLP on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to Arthur Andersen LLP’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on our financial statements for such years; and (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

      During each of our two fiscal years ending March 31, 2001 and 2002, and through June 7, 2002, we (including anyone on our behalf) did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K. By letter dated June 7, 2002, Arthur Andersen LLP stated that it agrees with the foregoing statement.

INDEPENDENT AUDITORS FEES AND SERVICES

      Fees paid to our independent auditors for each of the past two years are set forth below:

	Year Ending March 31,

	2003		2002

	Ernst & Young LLP	Arthur Andersen LLP	Ernst & Young LLP	Arthur Andersen LLP

Audit fees	$106,500	$—	$—	$75,000

Audit-related fees	153,500	—	—	223,000

Tax fees	146,200	—	—	56,000

All other fees	—	—	—	—

Total	$406,200	$—	$—	$354,000

Audit Fees

      Audit fees were for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended March 31, 2003 and 2002, the reviews of the financial statements included in the Company’s quarterly reports on Forms 10-Q for the quarterly periods in the fiscal years ended March 31, 2003 and 2002 and services in connection with the Company’s statutory and regulatory filings for the fiscal years ended March 31, 2003 and 2002.

Audit-Related Fees

      Audit related fees were for assurance and related services rendered that are reasonably related to the audit and reviews of the Company’s financial statements for the fiscal years ended March 31, 2003 and 2002, exclusive of the fees disclosed as Audit Fees above. These fees include benefit plan audits, assistance with registration statements and comfort letters and consents not performed directly in connection with the audit.

Tax Fees

      Tax fees were for services related to tax compliance, consulting and planning services rendered during the fiscal years ended March 31, 2003 and 2002.

All Other Fees

      We did not incur fees for any other services, exclusive of the fees disclosed above relating to audit, audit-related and tax services, rendered during the fiscal years ended March 31, 2003 and 2002.

Audit Committee Audit and Non-Audit Services Pre-Approval Policy

      Under the Sarbanes-Oxley Act of 2002, the Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent accountants. As part of this responsibility, the

Audit Committee is required to pre-approve the audit and non-audit services performed by the independent accountants in order to assure that they do not impair the accountants’ independence from the Company. Accordingly, the Audit Committee has adopted, and the Board of Directors has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) which sets forth the procedures and the conditions under which particular services proposed to be performed by the independent accountants must be pre-approved. The Policy also sets forth the prohibited non-audit services that may not be provided by the independent accountants.

      Pursuant to the Policy, certain proposed services may be pre-approved on a periodic basis so long as the policies and procedures are detailed as to the particular service, the services do not exceed certain pre-determined cost levels and the Audit Committee is informed of such services. If not pre-approved on a periodic basis, proposed services must otherwise be separately pre-approved prior to being performed by the independent accountants. In addition, any proposed services that were pre-approved on a periodic basis but later exceed the pre-determined cost level also will require separate pre-approval by the Audit Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of November 30, 2003, by (i) each person known to the Company to own 5% or more of the Company’s common stock, (ii) each Named Officer (as defined in the section of this proxy entitled “Executive Compensation”), (iii) each director or director nominee and (iv) all current directors and executive officers as a group.

	Amount and Nature of
	Beneficial		Total
	Ownership (1)		Equity Stake (2)

Name of Beneficial Owner	Number	Percent	Number	Percent

David G. Bradley(3)	1,442,756	9.3%	1,442,756	9.3%

Jeffrey D. Zients(4)	198,066	1.3	198,066	1.3

Frank J. Williams(5)	316,543	2.0	661,690	4.1

Marc N. Casper	—	—	40,416	*

Michael A. D’Amato(6)	48,188	*	48,188	*

Kelt Kindick(7)	50,416	*	50,416	*

Joseph E. Laird, Jr.(8)	37,416	*	37,416	*

LeAnne M. Zumwalt(9)	50,416	*	50,416	*

David L. Felsenthal(10)	76,947	*	182,920	1.2

Scott M. Fassbach(11)	288,017	1.8	594,175	3.7

Richard A. Schwartz(12)	153,858	*	333,716	2.1

Scott A. Schirmeier(13)	110,863	*	208,626	1.3

All directors, director nominees and executive officers as a group (11 people)	1,330,730	8.0	2,406,045	13.6

*	Indicates ownership of less than 1%

(1)	Unless indicated in the notes, each stockholder has sole voting and investment power for all shares shown, subject to community property laws that may apply to create shared voting and investment power. Included in shares owned by each stockholder are options held by the stockholder that are currently exercisable or exercisable within 60 days of November 30, 2003.

(2)	The number column indicates the number of shares owned assuming the exercise of all options, whether vested or unvested, without regard to whether or not the options are exercisable within 60 days of November 30, 2003. Percentages in the percent column are calculated on a diluted basis, assuming that all shares subject to options are deemed to be outstanding, whether vested or unvested and without regard to whether the options are exercisable within 60 days of November 30, 2003.

(3)	As reported in a Form 4 filed on February 14, 2003. The address of David G. Bradley is DGB Enterprises, Inc., 600 New Hampshire Avenue, NW, Washington, DC, 20037.

(4)	Beneficial ownership includes 60,416 shares issuable upon the exercise of options held by the stockholder that are currently exercisable or exercisable within 60 days of November 30, 2003.

(5)	Beneficial ownership includes 316,543 shares issuable upon the exercise of options held by the stockholder that are currently exercisable or exercisable within 60 days of November 30, 2003.

(6)	Beneficial ownership includes 10,000 shares issuable upon the exercise of options held by the stockholder that are currently exercisable or exercisable within 60 days of November 30, 2003.

(7)	Beneficial ownership includes 50,416 shares issuable upon the exercise of options held by the stockholder that are currently exercisable or exercisable within 60 days of November 30, 2003.

(8)	Beneficial ownership includes 37,416 shares issuable upon the exercise of options held by the stockholder that are currently exercisable or exercisable within 60 days of November 30, 2003.

(9)	Beneficial ownership includes 50,416 shares issuable upon the exercise of options held by the stockholder that are currently exercisable or exercisable within 60 days of November 30, 2003.

(10)	Beneficial ownership includes 76,947 shares issuable upon the exercise of options held by the stockholder that are currently exercisable or exercisable within 60 days of November 30, 2003.

(11)	Beneficial ownership includes 288,017 shares issuable upon the exercise of options held by the stockholder that are currently exercisable or exercisable within 60 days of November 30, 2003.

(12)	Beneficial ownership includes 150,858 shares issuable upon the exercise of options held by the stockholder that are currently exercisable or exercisable within 60 days of November 30, 2003.

(13)	Beneficial ownership includes 110,863 shares issuable upon the exercise of options held by the stockholder that are currently exercisable or exercisable within 60 days of November 30, 2003.

EXECUTIVE OFFICERS

      The following table shows our executive officers and their age and principal position as of November 30, 2003:

Name of Officer	Age	Position

Frank J. Williams	37	Chief Executive Officer

David L. Felsenthal	33	Chief Financial Officer, Secretary and Treasurer

Scott M. Fassbach	44	Chief Research Officer

Richard A. Schwartz	38	General Manager, Research

Scott A. Schirmeier	35	General Manager, Sales and Marketing

      Frank J. Williams’ business experience is listed above in the section of this Proxy Statement entitled “Proposal No. 1 Election of Directors.”

      David L. Felsenthal first joined us in 1992. He has been our Chief Financial Officer, Treasurer and Secretary since April 2001. From September 1999 to March 2001, Mr. Felsenthal was Vice President of an affiliated company, eHospital NewCo Inc., focused on developing and delivering health care content to patients and providers via the internet. From 1997 to 1999, Mr. Felsenthal worked as Director of Business Development and Special Assistant to the CEO/ CFO of Vivra Specialty Partners, a private health care services and technology firm. From 1992 through 1995, Mr. Felsenthal held various positions with us, including research analyst, manager and director of the original executive inquiry research department. Mr. Felsenthal received an A.B. degree from Princeton University and an M.B.A. from Stanford University.

      Scott M. Fassbach first joined us in 1987. He has been our Chief Research Officer since March 2000. From 1987 through 1990, and from 1991 through March 2000, Mr. Fassbach served in various management capacities with us. From 1990 to 1991, Mr. Fassbach worked in Ernst & Young’s health care consulting practice. Mr. Fassbach received a B.A. from Johns Hopkins University and an M.A. from Harvard University.

      Richard A. Schwartz joined us in 1992 and has been our General Manager, Research since June 2001. Prior to June 2001, Mr. Schwartz held various management positions in our research programs, including Executive Director, Research from June 1996 to March 2000, and Executive Vice President from March 2000 to May 2001. Mr. Schwartz received a B.A. from Stanford University and an M.B.A. from Duke University.

      Scott A. Schirmeier joined us in 1995 and has been our General Manager, Sales and Marketing, since June 2001. From 1995 to June 2001, Mr. Schirmeier held various management positions overseeing marketing, sales and relationship management functions, including Senior Director, Sales and Relationship Management from July 1998 to March 2000, and Executive Director, Sales and Marketing from March 2000 to June 2001. Mr. Schirmeier received a B.A. from Colby College.

EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table presents certain information concerning compensation for fiscal 2001, 2002 and 2003 for our Chief Executive Officer and our four other most highly compensated executive officers who were serving as executive officers at the end of the last completed fiscal year (our “Named Officers”):

					Long-Term
		Annual Compensation			Compensation

	Fiscal				Number of	All Other
Name and Principal Position	Year	Salary		Bonus	Options	Compensation

Frank J. Williams	2003	$500,000		$200,000	50,000	$—
Chief Executive Officer and Director (1)	2002	$487,500	(2)	$100,000	267,080	$—
	2001	$164,248	(2)	$—	593,610	$—

David L. Felsenthal	2003	$300,000		$75,000	16,000	$—
Chief Financial Officer, Secretary and Treasurer	2002	$286,250		$40,000	84,360	$—
	2001	$24,038	(3)	$—	151,560	$—

Scott M. Fassbach	2003	$535,600		$15,000	12,000	$—
Chief Research Officer	2002	$539,500		$10,000	17,000	$—
	2001	$521,950		$—	31,575	$1,400,000(4)

Richard A. Schwartz	2003	$482,040		$17,000	12,000	$400,000(4)
General Manager, Research	2002	$485,550		$12,000	17,000	$300,000(4)
	2001	$470,100		$—	31,575	$350,000(4)

Scott A. Schirmeier	2003	$315,000		$80,000	12,000	$—
General Manager, Sales and Marketing	2002	$307,750		$55,425	17,000	$—
	2001	$276,475		$58,125	168,400	$—

(1)	Mr. Williams was named our Chief Executive Officer on June 1, 2001.

(2)	Includes payments by DGB Enterprises, Inc., which were allocated to us for services provided during fiscal 2001 and fiscal 2002.

(3)	Mr. Felsenthal has served as our Chief Financial Officer, Secretary and Treasurer since April 1, 2001. Immediately prior to joining us, Mr. Felsenthal was Vice President of eHospital NewCo Inc., a company controlled by our founder that was established to develop and deliver health care content to patients and providers via the Internet. In Fiscal 2001, eHospital Newco Inc. provided us with its staff to assist in the development of our IT Strategy program and we reimbursed eHospital NewCo Inc. for its direct costs related to these services, including a portion of Mr. Felsenthal’s salary.

(4)	Represents payments made pursuant to special equity-based compensation arrangements we entered into with selected employees while we were a private company. Since our initial public offering, we have not entered, and we do not anticipate that in the future we will enter, into any new special equity-based compensation arrangements.

Option Grants in Fiscal 2003

      The following table shows information about stock option grants to our Named Officers during fiscal 2003. These options are included in the Summary Compensation Table above. All options were granted at fair market value under The Advisory Board Company 2001 Stock-Based Incentive Compensation Plan. All of the options granted have ten-year terms. The rules of the Securities and Exchange Commission require us to show hypothetical gains that the Named Officers would have for these options at the end of their ten-year terms. These gains are calculated assuming annual compound stock price appreciation of 5% and 10% from the date the option was originally granted to the end of the option term. The 5% and 10% assumed annual compound rates of stock price appreciation are required by Securities and Exchange Commission rules. They are not our estimate or projection of future stock prices.

Stock Option Grants in Fiscal 2003

					Potential Realizable
	Individual Grants				Value at Assumed
					Annual Rates of
		% of Total			Stock Price
	Number of	Options			Appreciation for
	Shares	Granted to	Exercise		Option Term
	Underlying	Employees in	Price	Expiration
Name	Option Grants	Fiscal Year	(per share)	Date	5%	10%

Frank J. Williams	50,000	7.8%	$32.40	February 18, 2013	$1,018,809	$2,581,863

David L. Felsenthal	16,000	2.5	$32.40	February 18, 2013	326,019	826,196

Scott M. Fassbach	12,000	1.9	$32.40	February 18, 2013	244,514	619,647

Richard A. Schwartz	12,000	1.9	$32.40	February 18, 2013	244,514	619,647

Scott A. Schirmeier	12,000	1.9	$32.40	February 18, 2013	244,514	619,647

Option Exercises in Fiscal 2003 and Fiscal Year-End Option Values

      The following table shows information about the value realized on option exercises for each of our Named Officers during fiscal 2003 and the value of their unexercised options at the end of fiscal 2003. Value realized, or gain, is measured as the difference between the exercise price and market value or the price at which the shares were sold on the date of exercise.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options at
	Shares		Options at Fiscal Year-End		Fiscal Year-End (1)
	Acquired	Value
Name	On Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Frank J. Williams	249,000	$5,052,230	93,764	567,926	$2,608,514	$13,764,651

David L. Felsenthal	69,000	1,400,030	3,975	178,945	110,585	4,372,140

Scott M. Fassbach	140,000	2,840,700	10,859	583,316	302,097	15,722,821

Richard A. Schwartz	150,859	3,060,929	—	330,716	—	8,695,489

Scott A. Schirmeier	98,234	2,043,287	—	208,626	—	5,349,044

(1)	Based on the closing price of our common stock on March 31, 2003 of $34.95 per share.

Equity Compensation Plan Information

      The table below provides information about our common stock that, as of March 31, 2003, may be issued upon the exercise of options and rights under The Advisory Board Company 1997 Stock-Based Incentive Compensation Plan, The Advisory Board Company 2001 Stock-Based Incentive Compensation

Plan, The Advisory Board Company Directors’ Stock Plan, and The Advisory Board Company Employee Stock Purchase Plan (which are all of our equity compensation plans):

	Number of		Number of
	securities to be		securities remaining
	issued upon		available for future
	exercise of	Weighted average	issuance under equity
	outstanding	exercise price of	compensation plans	Total securities
	options, warrants	outstanding options,	(excluding securities	reflected in columns
	and rights	warrants and rights	reflected in column (a)	(a) and (c)
Plan Category	(a)	(b)	(c)	(d)

Equity compensation plans approved by stockholders	7,754,770	$10.26	2,737,126	10,491,896

Equity compensation plans not approved by stockholders	—	—	—	—

Total	7,754,770	$10.26	2,737,126	10,491,896

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      Pursuant to its charter, the Compensation Committee’s responsibilities include developing and administering a compensation policy for senior management that contains appropriate performance incentives and equity-linked components and reviewing annually the performance of the executive officers of the Company.

General Compensation Practices for Officers

      Compensation of our executive officers consists primarily of salary, bonus and stock options. The compensation of the Chief Executive Officer, Mr. Williams, is determined pursuant to an employment agreement. We may pay bonuses from time to time, as the Compensation Committee deems appropriate. The Compensation Committee establishes salaries based on such factors as historic and comparable pay levels within the Company and for executives in comparable positions.

      We use stock options as a means of linking compensation for executives and other employees to stockholder value. The Compensation Committee has granted stock options to our executives on an annual basis or in connection with other career milestones, such as in connection with assuming added responsibilities or achieving exceptional performance. Options granted under The Advisory Board Company 2001 Stock-Based Incentive Compensation Plan are designed to promote long-term stockholder value through a vesting schedule that generally provides for the options to vest over a four-year period commencing one year after the date they are granted, subject to the option holder’s continued employment with the Company. The level of stock options granted generally has been determined in consultation with senior management and has been based on a subjective evaluation as to competitive practices for equity-based compensation and on relative weighting of option grants among recipients at the Company.

Compensation of the Chief Executive Officer

      Under the terms of his employment agreement as our Chief Executive Officer, Mr. Williams received an annual salary of $500,000 in fiscal 2003. Mr. Williams’ employment agreement also provides for an annual bonus at the discretion of the Board of Directors and upon recommendation of the Compensation Committee. The Compensation Committee recommended, and the Board approved, a bonus for Mr. Williams of $200,000 based on his managerial performance in fiscal 2003. The Board of Directors, upon recommendation of the Compensation Committee, determines the level of options to be granted to the Chief Executive Officer consistent with the factors discussed above for other executive officers. In fiscal 2003, after achieving the criteria established for awarding performance-based options, Mr. Williams was granted options to purchase 50,000 shares of our common stock.

Deductibility of Executive Compensation in Excess of $1.0 Million

      Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1.0 million to each of the five highest paid officers of the corporation unless the compensation is paid under a predetermined objective performance plan meeting certain requirements or satisfies one of various other exemptions. The special compensation arrangements, The Advisory Board Company 1997 Stock-Based Incentive Compensation Plan and The Advisory Board Company 2001 Stock-Based Incentive Compensation Plan are designed so that awards under these plans can qualify as “performance based compensation,” which is not subject to Section 162(m). The Company does not believe that, other than stock option grants, its compensation arrangements will result in excess of $1.0 million being paid to any of its executive officers. However, the Board may determine to award compensation in the future that would not be deductible under Section 162(m) in such circumstances as it deems appropriate. Moreover, in light of the ambiguities and uncertainties under Section 162(m), no assurance can be made that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

COMPENSATION COMMITTEE MEMBERS

Joseph E. Laird, Jr., Chair
Marc N. Casper
Kelt Kindick

EMPLOYMENT CONTRACTS, TERMINATION OF

EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

Option Plans

The Advisory Board Company 1997 Stock-Based Incentive Compensation Plan, The Advisory Board Company 2001 Stock-Based Incentive Compensation Plan and The Advisory Board Company Directors’ Stock Plan

      In the event that there is any change in the number or kind of the outstanding shares of our common stock, whether by reason of merger, consolidation or otherwise, then the plan administrator of The Advisory Board Company 1997 Stock-Based Incentive Compensation Plan, The Advisory Board Company 2001 Stock-Based Incentive Compensation Plan and The Advisory Board Company Directors’ Stock Plan (the “Plans”) shall determine the appropriate adjustment, if any. In addition, in the event of such a change, the plan administrator may accelerate the time or times at which any option granted under The Advisory Board Company 1997 or 2001 Stock-Based Incentive Compensation Plans may be exercised and may provide for cancellation of accelerated options that are not exercised within a time prescribed by the plan administrator in its sole discretion. Options granted under the Plans generally provide that, if an optionee’s employment is terminated for any reason other than for cause or voluntary resignation, all options granted under the Plans vest immediately.

Employment Arrangements

      Mr. Williams is employed as our Chief Executive Officer pursuant to the terms of an employment agreement which continues in effect until his termination or separation from the Company. Under the terms of the employment agreement, Mr. Williams received an annual salary of $500,000 in fiscal 2003. Mr. Williams’ annual salary is subject to periodic increase at the discretion of the Board of Directors, and upon recommendation by the Compensation Committee. Mr. Williams’ employment agreement also provides for an annual discretionary bonus. In fiscal 2003, Mr. Williams was awarded a bonus of $200,000 based on his managerial performance. The employment agreement requires Mr. Williams to devote his efforts and abilities to us on a full-time basis. If Mr. Williams is terminated without cause, the employment agreement provides that he will continue to receive his base salary for one year after the date of termination and that all the options granted to him will vest and become exercisable.

      Upon a change of control, 50% of all options granted to Mr. Williams will vest and immediately become exercisable on the date of the change of control and the remaining 50% of all options granted to him will vest and immediately be exercisable on the second anniversary of the change of control. For this purpose, a change of control includes the acquisition by any person of more than 50% of our stock and the merger of the Company, but does not include a purchase or merger with The Corporate Executive Board Company or a private buyout by a group including our management.

      Mr. Williams is also party to a noncompetition agreement with us. Under the terms of this agreement, Mr. Williams may not compete with us or solicit our employees for a period of two years after the termination of his employment. This agreement also provides that Mr. Williams may not disclose any of our confidential or proprietary information, must disclose business opportunities to us and must return all of our property upon the termination of his employment.

      Messrs. Fassbach, Felsenthal, Schirmeier and Schwartz are parties to agreements with us concerning exclusive services, confidential information, business opportunities, noncompetition, non-solicitation and work product. Messrs. Zients and D’Amato are parties to agreements with us concerning confidential information, business opportunities, noncompetition and non-solicitation. These agreements prohibit those individuals from competing with us or soliciting our employees during their tenure as members of our Board of Directors or as employees, as the case may be, and, if the individual is terminated for cause or resigns, for a period of two years thereafter. These agreements also provide that Messrs. Zients, D’Amato, Fassbach, Felsenthal, Schirmeier and Schwartz will not disclose any of our confidential or proprietary information.

STOCK PERFORMANCE GRAPH

      The graph below compares the cumulative total stockholder return on our common stock from the date of our initial public offering through March 31, 2003, with the cumulative total return on the Russell 2000 Index and the Nasdaq National Market (U.S.) Index for the same period. The graph assumes that $100 was invested in our common stock and in each of the other indexes on November 12, 2001 and that any dividends were reinvested. The comparisons in the graph below are based on historical data (with our common stock prices based on the closing price on the date of the initial public offering and thereafter) and are not intended to forecast the possible future performance of our common stock.

COMPARISON OF THE CUMULATIVE TOTAL RETURN AMONG

THE ADVISORY BOARD COMPANY, THE RUSSELL 2000 INDEX
AND THE NASDAQ NATIONAL MARKET (U.S.) INDEX

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with DGB Enterprises, Inc.

      David G. Bradley, our former principal stockholder (who currently beneficially owns greater than 5% of the Company’s securities) owns a controlling interest in certain entities that operate in different industries from us. In 1997, he created DGB Enterprises, Inc. (DGB Enterprises) to manage his various business interests including his ownership in us. To achieve operating efficiencies, DGB Enterprises consolidated certain management and administrative functions for these entities, and assumed the primary lease on office space used by these entities and shared with us. We entered into the following transactions with DGB Enterprises and these other interests:

Administrative Services

      From January 2000 to June 2001, the majority of our administrative functions, including recruiting, career management, facilities and telecommunications, were provided under an administrative services agreement by DGB Enterprises, which provided similar services to all entities under our founder’s control. In July 2001, we entered into a new administrative services agreement whereby we assumed internal management of substantially all these administrative functions while DGB Enterprises continued to provide us with services related to the facilities associated with our shared leased space. Under the new agreement we provide DGB Enterprises, and related entities owned or controlled by our founder, with a variety of administrative services including services related to information technology and support, payroll and accounting and recruiting. This new agreement has a two-year term. Fees for the services provided under all these agreements are based on direct costs per transaction, square footage, headcount or a fixed cost per month that approximates the cost for each entity to internally provide or externally source these services. We believe these charges approximate the costs which would have been incurred had we operated on a stand-alone basis. We incurred net charges under all these arrangements in fiscal 2003 in the amount of $0.7 million.

Lease and Sublease Agreements

      In fiscal 2000 we assigned our office lease to DGB Enterprises, transferred leasehold improvements related to our office space to DGB Enterprises and subsequently entered into a sublease agreement with them on terms consistent with the original agreement. The lease agreement runs through April 2004. In fiscal 2003 we incurred rent expense under this arrangement of $3.4 million.

OTHER MATTERS

Next Annual Meeting and Stockholder Proposals

      The next annual meeting of stockholders will be held at our corporate offices on August 25, 2004, at 10:00 a.m. local time. Under Securities and Exchange Commission rules, any stockholder who intends to present a proposal at the next annual meeting of stockholders must submit the proposal to us at our principal executive offices, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, no later than April 19, 2004, which is a reasonable time before we begin to print and mail our proxy materials, and must satisfy the other requirements of Rule 14a-8 under the Securities Exchange Act of 1934 in order for the proposal to be considered for inclusion in our Proxy Statement and Proxy Card for that meeting. Any stockholder who wishes to bring a proposal before our next annual meeting of stockholders, but does not wish to include it in our proxy materials, or wishes to nominate one or more persons to serve as Directors, must provide written notice of the proposal to our Secretary at our principal executive offices after May 18, 2004, and before August 7, 2004, and must satisfy the requirements of our Bylaws. If a stockholder making such a proposal does not also satisfy the requirements of Rule 14a-4(c) under the Securities Exchange Act of 1934, we may exercise discretionary voting authority over proxies we solicit in determining how to vote on the proposal.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and 10% stockholders to file forms with the Securities and Exchange Commission to report their beneficial ownership of our stock and any changes in beneficial ownership. Anyone required to file forms with the Securities and Exchange Commission must also send copies of the forms to us. We have reviewed all forms provided to us. Based on that review and on written information given to us by our executive officers and directors, we believe that all Section 16(a) filing requirements were met during fiscal 2003.

Delivery of Documents to Stockholders Sharing an Address

      If you are a beneficial owner, but not the record holder, of Company shares, your broker, bank or other nominee may only deliver one copy of our Proxy Statement and Annual Report to multiple stockholders who share an address unless that nominee has received contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of the

Proxy Statement and Annual Report to a stockholder at a shared address to which a single copy of the documents were delivered. A stockholder who wishes to receive a separate copy of the Proxy Statement and Annual Report, now or in the future, should submit their request to us by telephone at 202-672-5600 or by submitting a written request to David L. Felsenthal, Chief Financial Officer, Secretary, and Treasurer, The Watergate, 600 New Hampshire Avenue NW, Washington, DC 20037. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

Other Business

      Our Board of Directors does not currently intend to bring any other business before the Meeting, and is not aware of any other business to be brought before the Meeting. If any other business is properly brought before the Meeting, the proxies will be voted in accordance with the judgment of the proxy holders.

Whether or not you plan to attend the Meeting, please complete, sign, date and promptly return the accompanying Proxy Card in the enclosed postage-paid envelope.

APPENDIX A

THE ADVISORY BOARD COMPANY

AUDIT COMMITTEE CHARTER

December 17, 2003

Organization

      There shall be a committee of the Board of Directors (the “Board”) of The Advisory Board Company (the “Company”) to be known as the Audit Committee (the “Committee”). The Committee shall be composed of at least three directors each of whom is appointed annually by the Board, is able to read and understand fundamental financial statements including a company’s balance sheet, income statement, and cash flow statement, satisfies the requirements set forth in Rule 4350(d)(2) of the National Association of Securities Dealers’ listing standards, and is free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a Committee member. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

Statement of Purpose

      The Committee shall provide assistance to the Board in fulfilling its responsibilities to the shareholders, potential shareholders, and investment community relating to the accounting, reporting, and financial practices of the Company, and shall have general responsibility for surveillance of internal controls and accounting and audit activities of the Company. In so doing, it is the responsibility of the Committee to maintain free and open means of communication between the Board, the independent auditors, the internal auditors, and the financial management of the Company.

Responsibilities

      In accordance with purposes set forth in the foregoing paragraph, the Committee shall:

(i) Recommend to the Board, and evaluate, the firm of independent certified public accountants to be appointed as auditor of the Company. The independent auditors will report directly to the Committee. The Committee will be responsible directly for the determination of the compensation of the independent auditors.

(ii) Review with the independent auditor their audit procedures, including the scope, fees and timing of the audit, and the results of the annual audit examination and any accompanying management letters.

(iii) Review with the independent auditor the written statement from the auditor, required by Independence Standards Board Standard No. 1, concerning any relationships between the auditor and the Company or any other relationships that may adversely affect the independence of the auditor and, based on such review, assess the independence of the auditor.

(iv) Review and discuss with management and the independent auditor the Company’s annual audited financial statements, including a review of:

•	The Company’s annual financial statements and related footnotes.

•	The independent auditors’ audit of the financial statements and related report thereon.

•	Any significant changes required in the independent auditors’ audit plan.

•	Any significant difficulties or disputes with management encountered during the course of the audit.

•	The existence of significant estimates and judgments underlying the financial statements, including the rationale behind those estimates as well as the details on material accruals and reserves, and the Company’s accounting principles.

•	The overall quality of the Company’s financial reporting and accounting principles.

•	Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.

(v) Review with management and the independent auditor the results of any significant matters identified as a result of the independent auditor’s interim review procedures prior to the filing of each Form 10-Q or as soon thereafter as possible.

(vi) Recommend to the Board whether, based on the review and discussions described in paragraphs (iii) through (v) above, the financial statements should be included in the Annual Report on Form 10-K.

(vii) Review the adequacy and recommend changes to the Company’s internal controls. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

(viii) Review significant changes in the accounting policies of the Company and accounting and financial reporting rule changes that may have a significant impact on the Company’s financial reports.

(ix) Review material pending legal proceedings involving the Company and other contingent liabilities.

(x) Discuss with management and the independent auditors, the status and adequacy of management information systems and other information technology, including the significant risks related thereto and major controls over such activities.

(xi) Establish confidential procedures relating to the submission, receipt, processing and retention of complaints regarding accounting, internal controls or auditing matters.

(xii) Have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee shall have unrestricted access to members of management and all information relevant to its responsibilities. The Committee shall be empowered to retain independent counsel, auditors or others to assist in the conduct of any such investigation.

(xiii) Provide a report, specifying the name of each Committee member in the Company’s proxy statement disclosing whether the Committee has reviewed and discussed certain matters with the independent auditors, including the following:

•	Whether the Committee has reviewed and discussed the audited financial statements with management;

•	Whether the Committee has discussed with the independent auditors certain matters required under the AICPA adopted amendments to the Statement of Auditing Standards (“SAS”) No. 61, “Communicating with Audit Committees” and whether they have received and discussed the information required by Independent Standards Board Standard No. 1 regarding the auditors’ independence; and

•	Whether, based on any such reviews, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K filed with the SEC.

(xiv) Review the adequacy of the Audit Committee Charter on an annual basis, and recommend changes if the Committee determines changes are appropriate. Provide a copy of the Committee charter as an appendix to the Company’s proxy statements at least once every three years.

Procedures

      The Committee’s policies and procedures shall remain flexible in order to best react to changing conditions and to ensure to the Board and shareholders that the accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. The Committee shall meet as often as may be deemed necessary or appropriate in its judgment, either in person or telephonically. The Committee shall meet in executive session with the independent auditors, the internal auditor, if any, and the financial management of the Company at least annually. The Committee shall report to the full Board with respect to its meetings and shall make such reports to shareholders as are required by applicable regulations or as are deemed advisable in the Committee’s judgment. The majority of the members of the Committee shall constitute a quorum.

APPENDIX B

THE ADVISORY BOARD COMPANY

GOVERNANCE COMMITTEE CHARTER

Function

      The Governance Committee is charged with responsibility for developing and implementing the Company’s corporate governance guidelines, including review and oversight of the composition of the Board of Directors, the classification of directors and the composition of committees.

Purpose

      The Committee’s purpose is to assist the Board of Directors in:

•	Developing and implementing the Company’s corporate governance guidelines;

•	Making recommendations to the Board of Directors regarding the composition of the board and its committees;

•	Assessing director independence and board effectiveness;

•	Identifying qualified individuals to become board members; and

•	Recommending to the Board of Directors the selection of director nominees for election at the annual meeting of stockholders.

Membership

      The Committee shall consist of at least three independent directors. Members of the Committee shall meet the independence requirements of the Nasdaq National Market, as determined by the Board of Directors. The Committee and its Chairman shall be appointed annually by the Board of Directors.

Meetings

      The Committee shall meet at such times as deemed appropriate. For the transaction of business at any meeting of the Committee, a majority of the members of the Committee shall constitute a quorum. The act of a majority of the members participating at any meeting of the Committee at which a quorum is present shall be the act of the Committee. The Committee shall report on its activities to the Board of Directors on a regular basis.

Duties and Responsibilities

      The Committee’s duties and responsibilities shall be flexible in order to address issues consistent with the purpose of the Committee, as set forth above, and may include the following:

•	Develop and reassess, as appropriate, corporate governance guidelines for consideration by the Board of Directors.

•	Develop and revise as appropriate, board membership criteria. These criteria shall include all factors deemed relevant by the Committee.

•	Recommend the number of directors to comprise the Board of Directors at any given time.

•	Recommend the classification of directors on the Board of Directors.

•	Review and assess the independence of outside directors.

•	Develop a pool of qualified candidates for future vacancies on the Board of Directors based on established criteria.

B-1

•	Evaluate potential nominees for the Board of Directors, assess the contributions and independence of incumbent directors based on established criteria, and recommend nominees for election or reelection to the Board of Directors.

•	Recommend the composition, responsibilities and chairmen of committees to the Board of Directors.

•	Oversee periodic evaluations of the effectiveness of the Board of Directors.

•	Evaluate the performance of the Committee annually, and review and reassess the adequacy of the Committee’s Charter annually and recommend any revisions deemed appropriate to the Board of Directors.

B-2

. FOLD AND DETACH HERE .

THE ADVISORY BOARD COMPANY

This Proxy is solicited on behalf of the Board of Directors

     The undersigned, having duly received the Notice of Annual Meeting of Stockholders and Proxy Statement, dated January 12, 2004, and revoking all prior proxies, hereby appoints Jeffrey D. Zients (with full power to act alone and with power of substitution and revocation), to represent the undersigned and to vote, as designated on this proxy card, all shares of Common Stock of The Advisory Board Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Advisory Board Company to be held at 10:00 a.m. local time on February 25, 2004 at the offices of The Advisory Board Company located at The Watergate, 600 New Hampshire Avenue, NW, Washington, DC 20037, and at any postponement or adjournments thereof. If no direction is given with respect to any election to office or proposal, this proxy will be voted as recommended by the Board of Directors. Attendance of the undersigned at the meeting or at any postponement or adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

     The Board of Directors recommends a vote FOR Proposals One and Two to be voted upon at the Annual Meeting:

1.    ELECTION OF DIRECTORS

FOR all nominees listed (except as indicated to the contrary)	☐	WITHHOLD AUTHORITY to vote for all nominees listed	☐

(INSTRUCTION: To withhold authority to vote for a nominee, strike a line through the nominee’s name listed below.)

Nominees:	Marc N. Casper Frank J. Williams	Michael A. D’Amato Jeffrey D. Zients	Kelt Kindick LeAnne M. Zumwalt	Joseph E. Laird, Jr.

Each Director nominee was recommended by our Governance Committee, which is comprised solely of independent, non-management directors.

2. RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE YEAR ENDING MARCH 31, 2004	FOR ☐	AGAINST ☐	ABSTAIN ☐

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE

. FOLD AND DETACH HERE .

DATE:

Signature

Signature (if held jointly)

NOTE: Please sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy card. If shares of stock are held of record by a corporation, the proxy card should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy card for a stockholder should give their full title. Please date the proxy card.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY CARD IN THE ENCLOSED RETURN ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.